UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 6, 2012

CELGENE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34912	22-2711928
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

86 Morris Avenue, Summit, New Jersey		07901
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (908) 673-9000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On August 6, 2012, Celgene Corporation, a Delaware corporation (the “Company”), entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein (collectively, the “Underwriters”), providing for its underwritten public offering of $500,000,000 aggregate principal amount of 1.900% Senior Notes due 2017 and $1,000,000,000 aggregate principal amount of 3.250% Senior Notes due 2022 (collectively, the “Notes”). The offer and sale of the Notes is registered under the Securities Act of 1933, as amended, pursuant to a shelf registration statement on Form S-3 (File No. 333-169731) filed with the Securities and Exchange Commission on October 4, 2010. The Company intends to use the net proceeds from the offering for general corporate purposes, which may include, without limitation, further development of the Company’s clinical and pre-clinical programs, capital expenditures, general corporate development activities and meeting working capital needs.

The Underwriting Agreement contains customary representations, warranties and agreements of the Company and customary conditions to closing, indemnification rights and obligations of the parties. The Company expects the transaction to close on or about August 9, 2012.

Some of the Underwriters and their affiliates have engaged in, and may in the future engage in, financial advisory, investment banking and other commercial dealings in the ordinary course of business with the Company, or its affiliates, including acting as lenders under various loan facilities. They have received, and may in the future receive, customary fees and commissions for these transactions.

The description of the Underwriting Agreement in this Form 8-K is a summary and is qualified in its entirety by the terms of the Underwriting Agreement. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Form 8-K and is incorporated herein by reference.

Item 8.01. Other Events.

On August 7, 2012, the Company issued a press release announcing the pricing of its public offering of $500,000,000 aggregate principal amount of 1.900% Senior Notes due 2017 and $1,000,000,000 aggregate principal amount of 3.250% Senior Notes due 2022. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

1.1	Underwriting Agreement, dated as of August 6, 2012, among the Company and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC, as representatives of the several Underwriters named therein.

99.1	Press release of the Company dated August 7, 2012, announcing the pricing of its underwritten public offering of 1.900% Senior Notes due 2017 and 3.250% Senior Notes due 2022.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELGENE CORPORATION

Date: August 7, 2012	By: /s/ Jacqualyn A. Fouse
Jacqualyn A. Fouse, Ph.D.
Executive Vice President and
Chief Financial Officer
(principal financial and accounting officer)

Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of August 6, 2012, among the Company and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC, as representatives of the several Underwriters named therein.

99.1	Press release of the Company dated August 7, 2012, announcing the pricing of its underwritten public offering of 1.900% Senior Notes due 2017 and 3.250% Senior Notes due 2022.